M FUND, INC.

SUMMARY PROSPECTUS

May 1, 2021

M International Equity Fund (MBEQX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at http://www.mfin.com/m-funds. You can also get this information at no cost by calling the Fund at 888-736-2878 or by sending an e-mail request to the SEC at publicinfo@sec.gov. The Fund's prospectus and statement of additional information, both dated May 1, 2021, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

M INTERNATIONAL EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.31%
Distribution (12b-1) Fee	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	0.71%
Expense Reimbursement[2]	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.68%

1 The Management Fee has been restated from 0.38% to 0.31% to reflect a new management fee rate schedule effective March 1, 2021.

2 For the period from May 1, 2021 to April 30, 2022, M Financial Investment Advisers, Inc. (the "Adviser") has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place only for the time period indicated above. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$69	$224	$392	$880

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and/or higher profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP ("Dimensional") defines the Non-U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the Non-U.S. Universe it represents) of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by Dimensional's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund"). The Underlying Fund purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development). The Underlying Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and/or higher profitability companies. As of the date of this prospectus, it is anticipated that a significant portion of the Fund's assets will be invested indirectly through the Underlying Fund.

The Fund's increased exposure to smaller capitalization, lower relative price, and/or higher profitability companies may be achieved by decreasing the allocation of the Fund's assets to larger capitalization, higher relative price, and/or lower profitability companies relative to their weight in the Non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In assessing profitability, Dimensional considers different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria Dimensional uses for assessing relative price and profitability are subject to change from time to time. Dimensional determines company size on a country or region-specific basis and based primarily on market capitalization. Dimensional may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that Dimensional determines to be appropriate. In assessing a company's investment characteristics, Dimensional considers ratios such as recent changes in assets divided by total assets. The criteria Dimensional uses for assessing a company's investment characteristics are subject to change from time to time.

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. The Fund may invest up to 40% of its total assets in emerging markets.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments due to the following risks:

Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Economic and Market Events Risk. Certain economic and market events in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, the decision of the United Kingdom to leave the European Union, the institution of tariffs or other trade barriers and rising U.S. interest rates, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; S&P Global Ratings', a business unit of Standard & Poor's Financial Services LLC ("S&P") downgrade of U.S. long-term sovereign debt; unpredictability of U.S. legislation on healthcare, tax reform and infrastructure; economic stimulus by the Japanese central bank; volatility in oil prices; social, political, and economic instability in Europe; persistently low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China's economic slowdown. In addition, increased investment in passive investment vehicles may affect the value of the Fund's holdings. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of debt securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have declined. During times of market turmoil, investors may look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

COVID-19 Pandemic Risk. The global outbreak of the novel coronavirus and related disease (COVID-19) is currently creating significant economic and social uncertainty throughout the world and causing significant related market volatility. The impact of COVID-19 may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's net asset value.

Foreign Securities and Currencies Risk. Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Fund does not hedge foreign security risk or foreign currency risk.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Emerging Markets Risk. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and there are frequently government controls on foreign investments and limitations on repatriation of invested capital. Additional restrictions may be imposed under other conditions. Emerging market companies may also be held to lower disclosures, corporate governance, auditing and financial reporting standards than companies in more developed markets. Frontier market countries (emerging market countries in an earlier stage of development) generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Small and Medium Capitalization Companies' Risk. The Fund may invest in small and medium capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small and medium capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk. Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Fund of Funds Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Fund in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet its investment objective and on Dimensional's decisions regarding the allocation of the Fund's assets to the Underlying Fund. The Fund may allocate assets to the Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the Fund or the Underlying Fund will be achieved. When the Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the Fund. Through its investments in the Underlying Fund, the Fund is subject to the risks of the Underlying Fund's investments. The principal risks of the Fund's and the Underlying Fund's investments are described below.

Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Derivatives Risk. Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty and credit risk (the risk that the derivative counterparty will not fulfill its contractual obligations, whether because of bankruptcy or other default), settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty), interest rate risk (the risk that certain derivatives are more sensitive to interest rate changes and market price fluctuations than other securities), liquidity risk, market risk, and management risk, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk. The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance (i.e. MSCI All Country World ex U.S. Index). The performance prior to June 17, 2011 and December 12, 2018 reflects the performance results obtained under two different successive sub-advisers that used different investment strategies. Had the current sub-adviser and investment strategies been in place during the periods shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  18.23% (for the quarter ended 12/31/2020)

Lowest quarterly return:  (26.33)% (for the quarter ended 03/31/2020)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the MSCI All Country World ex U.S. Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2020)

	One Year	Five Years	Ten Years
M International Equity Fund	8.90%	5.23%	3.41%
MSCI All Country World ex U.S. Index (reflects no deduction for fees, expenses or taxes)	10.65%	8.93%	4.92%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Dimensional is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from Dimensional. The following persons are responsible for coordinating the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Jed S. Fogdall	December 2018	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of Dimensional
Mary T. Phillips, CFA	December 2018	Deputy Head of Portfolio Management, North America, Member of the Investment Committee, Vice President and Senior Portfolio Manager of Dimensional
Bhanu P. Singh	December 2018	Vice President and Senior Portfolio Manager of Dimensional
William B. Collins-Dean, CFA	December 2018	Vice President and Senior Portfolio Manager of Dimensional

PURCHASING FUND SHARES

The Fund is available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Fund. You cannot buy shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

REDEEMING FUND SHARES

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may redeem Fund shares to generate cash. For example, a separate account may redeem Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the redemption are usually sent to the separate account on the next business day. The Fund may suspend redemptions of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

TAX INFORMATION

The Fund expects to qualify for taxation as a regulated investment company under subchapter M of chapter 1 of the Internal Revenue Code of 1986 for each taxable year. To qualify for taxation as a regulated investment company, the Fund must satisfy certain source-of-income, asset-diversification, and annual distribution requirements. Provided that the Fund satisfies the requirements to be taxed as a regulated investment company for each taxable year, the Fund will not be subject to corporate-level U.S. federal income tax on its income and capital gains that it timely distributes to its shareholders. The Fund intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis. Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in the Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from their contracts. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies currently do not, but may, make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. Such payments, if any, may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.